UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2012

Penson Worldwide, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32878	75-2896356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Pacific Avenue, Suite 1400

Dallas, Texas 75201

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (214) 765-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously announced by Penson Worldwide, Inc. (the “Company”), Penson Financial Services, Inc. (“PFSI”), a subsidiary of the Company, recently completed certain strategic transactions with Knight Execution & Clearing Services LLC and Apex Clearing Corporation that resulted in a significant refocus of the Company’s business, including, among other things, the cessation of PFSI as a clearing broker-dealer in the United States. Accordingly, on August 3, 2012, PFSI filed a Form BDW (Uniform Request for Broker-Dealer Withdrawal) with the Securities and Exchange Commission (the “SEC”) and Financial Industry Regulatory Authority (“FINRA”) to voluntarily withdraw its registration with the SEC as a broker-dealer and to resign as a member of the FINRA. Such withdrawal request is subject to the approval and acceptance of the SEC and FINRA, which are pending.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penson Worldwide, Inc.

Date: August 8, 2012	By:	/s/ Daniel P. Son
Daniel P. Son
Chief Executive Officer